July 17, 2020

VIA EDGAR
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:     Touchstone Strategic Trust
File Nos. 002-80859 and 811-03651

Ladies and Gentlemen:

On behalf of Touchstone Series Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information as supplemented, dated May 29, 2020, for the Touchstone Flexible Income Fund and Touchstone Ohio Tax-Free Bond Fund (the “Funds”), each a series of the Registrant. The purpose of the filing is to submit the 497(e) filing dated May 29, 2020, and effective June 30, 2020 (Accession No. 0000711080-20-000054), in XBRL for the Funds.

If you have any questions about this matter please contact me at 513.357.6029.

Sincerely,

TOUCHSTONE STRATEGIC TRUST

/s/ Meredyth A. Whitford-Schultz
Meredyth A. Whitford-Schultz
Secretary